Exhibit 10

AMENDMENT TO JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of an amendment No.1 to the Statement on Schedule 13D originally filed with the Securities and Exchange Commission on April 10, 2024 (the “Amendment No.1”) (including any and all amendments thereto) with respect to the ordinary shares, no par value, of NewGenIvf Group Limited, a British Virgin Islands company, and further agree that this amendment to the Joint Filing Agreement originally dated April 10, 2024 shall be included as an Exhibit to such joint filings.

The undersigned further agree that each party hereto is responsible for the timely filing of such Amendment No.1 and any amendments thereto, and for the accuracy and completeness of the information concerning such party contained therein; provided, however, that no party is responsible for the accuracy or completeness of the information concerning any other party, unless such party knows or has reason to believe that such information is inaccurate.

This amendment to the Joint Filing Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this agreement as of June 8, 2026.

Wing Fung Alfred Siu

By:	/s/ Wing Fung Alfred Siu

Hei Yue Tina Fong (former name Wai Lam Tina Fong)

By:	/s/ Hei Yue Tina Fong